UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 18, 2006
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                             Kearny Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       United States                         0-51093              22-3803741
---------------------------------        ---------------        --------------
 (State or other jurisdiction            (SEC Commission        (IRS Employer
     of incorporation)                      File No.)           Identification
                                                                   Number)

120 Passaic Avenue, Fairfield, New Jersey                           07004
-----------------------------------------                        -----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (973)244-4500
                                                    -------------

                                 Not Applicable
                                 --------------
                         (Former name or former address,
                          if changed since last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written  communications  pursuant to Rule 425 under the  Securities  Act
___ Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

                             KEARNY FINANCIAL CORP.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01         Other Events

     On December 18, 2006, the Company's Board of Directors approved the following: Senior Vice President Albert E. Gossweiler, who currently holds the title of Chief Financial Officer, will now be Chief Investment Officer and Treasurer, while Senior Vice President William C. Ledgerwood, who currently holds the title of Chief Accounting Officer, will now be Chief Financial Officer.

     The Board took this action in order to realign these officers' corporate titles with the division of their current duties, which were affected by the Company becoming an SEC registered public company and the accompanying Sarbanes-Oxley and periodic reporting requirements.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      KEARNY FINANCIAL CORP.


Date: December 20, 2006               By:  /s/ Craig L. Montanaro
                                           Craig L. Montanaro
                                           Senior Vice President and Director of
                                           Strategic Planning